Nomura Pacific Basin Fund, Inc.

                 SUPPLEMENT DATED JUNE 10, 1999 TO PROSPECTUS

                              DATED JULY 28, 1998

     On June 17, 1999, Nomura Pacific Basin Fund, Inc. (the "Corporation") will reorganize as a series company and intends to offer one portfolio, the Pacific Basin Portfolio (the "Fund"). All outstanding shares of common stock of the Corporation on such date will be reclassified as Class Z shares of the Fund. During the period from June 17, 1999 to July 30, 1999, the Fund will offer Class Z shares to investors. Beginning on or about August 2, 1999, the Fund intends to also offer Class A shares and Class B shares.

     Class Z shares, which will represent the original no-load shares of the Corporation, will not be subject to any initial or deferred sales charges or distribution related charges as a result of the reorganization. After Class A shares and Class B shares are introduced, Class Z shares will only be available to (1) shareholders in the Fund as of July 31, 1999, (2) current and retired Directors of the Fund, and (3) Directors and current and retired employees of the Fund's Manager and Distributor, and (4) other categories of investors that may be specified in the Fund's Prospectus.

     Beginning on or about August 2, 1999, only Class A shares and Class B shares will be offered to new investors. Class A shares and Class B shares will be subject to initial or deferred sales charges, and distribution related charges.